                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 2, 1998

                             WHIRLPOOL CORPORATION
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      1-3932                   38-1490038
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)




         2000 M63 North,  Benton Harbor, Michigan           49022-2692
         -------------------------------------------------------------
         (Address of principal executive officers)          (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events
          ------------

          On January 2, 1998, the registrant announced that it completed the previously announced sale of the consumer finance business of Whirlpool Financial Corporation to Transamerica Distribution Finance Corporation.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Copy of January 2, 1998 press release covering the Company's announcement regarding the completion of the sale of the consumer finance business of Whirlpool Financial Corporation to Transamerica Distribution Finance Corporation.

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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WHIRLPOOL CORPORATION
                                        Registrant



Date: January 7, 1998                By:  /s/  Daniel F. Hopp
                                        --------------------------------
                                        Name:  Daniel F. Hopp
                                        Title: Vice President, General
                                               Counsel and Secretary